UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 28, 2011

TECHNE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Minnesota	0-17272	41-1427402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	I.R.S. Employer Identification No.)

614 Mckinley Place NE

Minneapolis, MN 55413

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (612) 379-8854

Not Applicable

(Former Name or Former Address, if changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act 17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 4, 2011, Techne Corporation (Techne) filed a Current Report on Form 8-K reporting that it had completed the acquisition of Tocris Holdings Limited (Tocris), a United Kingdom company.

This Form 8-K/A amends the Form 8-K we filed on May 4, 2011, to include Tocris’ audited consolidated financial statements as of December 31, 2010 (Tocris’ fiscal year end), and for the year then ended as required by Item 9.01(a) of Form 8-K, and the unaudited pro forma condensed consolidated financial information related to the Tocris acquisition required by Item 9.01(b) of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The Tocris audited consolidated financial statements as of December 31, 2010, and for the year then ended, are attached as Exhibit 99.1 to this Form 8-K/A and incorporated by reference to this Form 8-K/A.

The consent of KPMG LLP, Tocris’ independent auditor, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial information related to Techne’s acquisition of Tocris is attached as Exhibit 99.2 to this Form 8-K/A and incorporated by reference into this Form 8-K/A.

(i)	Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended June 30, 2010;

(ii)	Unaudited Pro Forma Condensed Consolidated Statement of Income for the six months ended December 31, 2010; and

(iii)	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2010.

(c) Exhibits.

23.1	Consent of KPMG LLP

99.1	Tocris Audited Consolidated Financial Statements as of December 31, 2010 and for the year then ended

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 8, 2011	TECHNE CORPORATION

	By:	/s/ Thomas E. Oland
	Name:	Thomas E. Oland
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of KPMG LLP

99.1	Tocris Audited Consolidated Financial Statements as of December 31, 2010 and for the year then ended

99.2	Unaudited Pro Forma Condensed Consolidated Financial Information